CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our report and to all references to our Firm included in or made part of the registration statement.

                                                             Arthur Andersen LLP

Boston, Massachusetts
March 24, 1999